O C T O B E R 1 7 , 2 0 0 7 F I N A N C I A L R E S U L T S 3Q07

3Q07 Highlights Earnings of $3.4B EPS of $0.97 up 5% from 3Q06 Return on tangible common equity1 of 20% Firmwide results benefited from: Diversified business mix Improvements in operating performance over past several years Strong capital, reserves and liquidity 1 See note 1 on slide 17 1 F I N A N C I A L R E S U L T S

3Q07 Managed Results1 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $61mm in 3Q07, $64mm in 2Q07 and $48mm in 3Q06 3 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each of the prior periods presented 4 Actual numbers for all periods, not over/under 5 Ratios are based upon income from continuing operations 6 See note 1 on slide 17 $ in millions 2 F I N A N C I A L R E S U L T S

Investment Bank Net income of $296mm on revenue of $2.9B IB fees of $1.3B down 6% YoY reflecting lower debt underwriting fees offset partially by record advisory fees Fixed income markets revenue decreased 72% YoY reflecting: Markdowns of $1.3B net of fees on leveraged lending funded and unfunded commitments Markdowns on CDO warehouse and unsold positions of $339mm, net of hedges Gains of $304mm from the widening of the firm's credit spread on certain structured liabilities All other trading results include: weak performance in credit trading and commodities; record performance in rates and currencies Equity Markets down 18% YoY driven by weaker trading results, partially offset by strong client revenue across businesses and gains of $150mm from the widening of the firm's credit spread on certain structured liabilities Credit costs of $227mm were driven by increased allowance, primarily due to portfolio growth. Net charge-offs were $67mm Expense down 27% YoY, primarily due to lower performance-based compensation 1 Actual numbers for all periods, not over/under 2 Ratio is calculated excluding effect of SFAS 123R 3 Average Trading and Credit Portfolio VAR $ in millions 3 F I N A N C I A L R E S U L T S

Leveraged lending Markdowns of $1.3B net of fees ($1.9B gross of fees) or 4.9% of notional balances were taken on leveraged loans in the quarter1 $16.0B closed during the quarter, of which $14.7B was funded as of 9/30/07 $23.8B represents the future pipeline of deals expected to close including those in 2008 $40.6B1 of leveraged lending funded and unfunded commitments are classified as held-for-sale $2.8B of funded and unfunded commitments2 are classified as held-to- maturity - associated allowance for credit losses of $144mm or 5.2% The future expected pipeline excludes deals which we do not currently believe will close - markdowns not currently expected to be material in any event Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 9/30/07 1 Cumulative total of $1.4B markdowns on $40.6B leveraged lending funded and unfunded commitments classified as held-for-sale includes 2Q07 and 3Q07 activity (including pipeline) 2 $335mm is funded as of 9/30/07 and classified as held-to-maturity 4 F I N A N C I A L R E S U L T S

Other Investment Bank Risk Topics CDO warehouse and unsold positions markdowns net of hedges of $339 mm CDO warehouse and unsold positions of $6.8B; mostly loan underlying Subprime warehouse and residuals positions - net P&L impact modestly positive Subprime mortgage warehouse of $2.6B; whole loan underlying Subprime residuals of $474mm All CDO and subprime positions are actively managed and hedged; underlying assets held at fair value Fair value accounting Level 3 assets expected to increase from 3% to 4%1 of total firmwide assets in 3Q07 due to two key drivers: Primarily driven by growth in existing Level 3 asset classes, predominantly growth in leveraged loans Certain asset classes moved to Level 3 due to decreased liquidity and price transparency; subprime loan warehouse assets, CDS on ABS and CMBS single names 1 Includes assets measured at fair value on a recurring basis and Level 3 held-for-sale loans which are accounted for under LOCOM 5 F I N A N C I A L R E S U L T S

Retail Financial Services - Drivers

Key Statistics[1] ($ in billions)

	3Q07	2Q07	3Q06
Regional Banking			
Average Deposits	$205.3	$207.3	$187.4
Checking Accts (mm)	10.6	10.4	9.3
# of Branches	3,096	3,089	2,677
# of ATMs	8,943	8,649	7,825
Investment Sales ($mm)	$4,346	$5,117	$3,536
Home Equity Originations	$11.2	$14.6	$13.3
Avg Home Equity Loans Owned	$91.8	$89.2	$78.8
Avg Mortgage Loans Owned[2,3]	$9.9	$8.8	$47.8
Mortgage Banking			
Mortgage Loan Originations	$39.2	$44.1	$29.0
3rd Party Mortgage Loans Svc'd	$600	$572	$511
Auto			
Auto Originations	$5.2	$5.3	$5.5
Avg Auto Loans and Leases	$42.4	$42.8	$42.8

- Average deposits up 10% YoY
- Branch production statistics YoY
  - Checking accounts up 15%
  - Credit card sales up 59%
  - Mortgage originations up 23%
  - Investment sales up 23%
- Home equity originations down 16% YoY
- Mortgage loan originations up 35% YoY
  - Balance sheet strength allows JPM to hold mortgages on balance sheet
  - Mortgage loan and home equity origination market share at 9.7%[4] versus 6.1% in 3Q06
- 3rd party mortgage loans serviced up 17% YoY

[1] Actual numbers for all periods, not over/under
[2] Does not include held-for-sale loans
[3] Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on 1/1/07
[4] Estimated for 3Q07

FINANCIAL RESULTS
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Retail Financial Services Net income of $639mm, down 14% YoY and 19% QoQ NII growth of 9% YoY reflects wider spreads on loans and higher deposit balances Lending and deposit-related fees up 21% YoY due to growth in checking accounts and other deposit-related fees Asset management fees up 3% YoY driven by increase in Investment sales Mortgage fees in 3Q07 include $186mm of markdowns on mortgage warehouse and pipeline. 3Q06 included $235mm negative valuation adjustment on the MSR asset All other income up 55% YoY due to Education loan sales revenue, higher debit card revenue and higher credit card cross-sell Credit costs in 3Q07 includes $306mm addition to home equity allowance. 2Q07 includes $329mm build in home equity reserves Expense growth of 15% YoY reflects higher production- related expense and investments in retail distribution 1 As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07 2 Actual numbers for all periods, not over/under $ in millions 7 F I N A N C I A L R E S U L T S

Increase of $306mm in allowance for loan losses contemplates an increase in net charge-offs to approximately $250mm - $270mm per quarter over the next several quarters (increase to 1.05% - 1.10% home equity net charge-off rate) Discontinued the origination of all subprime home equity loans and tightened underwriting standards across all channels on prime home equity during 3Q07 Reduced LTV's and restricted stated income loans Took pricing actions to manage elevated risk levels Increased intensity of loss mitigation efforts to assist customers and proactively manage risk earlier in the delinquency cycle Line 1 1/1/2005 0.0128 2/1/2005 0.0126 3/1/2005 0.0115 4/1/2005 0.0111 5/1/2005 0.0108 6/1/2005 0.0111 7/1/2005 0.0116 8/1/2005 0.0112 9/1/2005 0.0115 10/1/2005 0.012 11/1/2005 0.0126 12/1/2005 0.0128 1/6/2006 0.0124 2/6/2006 0.0119 3/6/2006 0.011 4/6/2006 0.0112 5/6/2006 0.0109 6/6/2006 0.0109 7/6/2006 0.0109 8/6/2006 0.011 9/6/2006 0.0116 10/1/2006 0.0112 11/1/2006 0.0117 12/1/2006 0.0126 1/1/2007 0.0128 2/1/2007 0.0126 3/1/2007 0.0121 4/1/2007 0.012 5/1/2007 0.0119 6/1/2007 0.0122 7/1/2007 0.0128 8/1/2007 0.013 9/1/2007 0.0151 Home Equity Key statistics JPM 30-day delinquency trend Comments on home equity 8 F I N A N C I A L R E S U L T S

Subprime Mortgage

JPM 30-day delinquency trend[1]



Subprime
Prime
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

[1] Delinquency rates excludes government guaranteed mortgages. Includes loans transferred to Corporate in January 2007

Key statistics

	3Q07	2Q07	3Q06
EOP owned portfolio ($B)[2]	$12.1	$8.7	$12.0
EOP held-for-sale ($B)	-	$3.2	$4.3
Net charge-offs ($mm)	$40	$26	$13
Net charge-off rate	1.62%	1.21%	0.36%

[2] Excludes mortgage loans held in the Community Development loan portfolio

Comments on subprime mortgage portfolio

- Portfolio performance is consistent with 1Q07 expectations
- Net charge-offs to range from $40mm - $50mm with continued portfolio growth; net subprime mortgage portfolio growth run-rate of approximately $1B per month
- Selling or retaining future production will be a dynamic economic decision

FINANCIAL RESULTS

JPMorganChase

9

Card Services (Managed) 1 Actual numbers for all periods, not over/under Net income of $786mm up by $75mm, or 11% YoY ROE of 22% ROO of 3.31% Avg Outstandings of $148.7B up 5% YoY and 1% QoQ Charge volume growth of 3% YoY reflects an approximate 10% growth rate in sales volume, offset primarily by reduced balance transfers, which reflect more targeted marketing efforts Revenue up by $221mm or 6% YoY Margin increased to 8.29% from 8.07% YoY and 8.04% QoQ Credit costs up by $93mm, or 7% YoY primarily driven by higher net charge-offs; credit quality was stable in the quarter Expense up by $74mm, or 6% QoQ due to marketing spend $ in millions 10 F I N A N C I A L R E S U L T S

Commercial Banking 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Net income of $258mm, up 12% YoY Average loans up 15% and liability balances up 22% YoY, both due to organic growth and BNY Revenue of $1B up 8% YoY, primarily due to higher treasury services revenue and an increase in lending and IB revenue Credit costs up largely reflecting portfolio activity and growth in loan balances Expense down 5% with overhead ratio of 47% $ in millions 11 F I N A N C I A L R E S U L T S

Treasury & Securities Services 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Record net income of $360mm up 41% YoY Pretax margin of 33% Liability balances up 23% YoY Assets under custody up 21% YoY Record revenue up 17% YoY driven by: Higher client volumes across businesses Double-digit revenue growth in both TS and WSS Expense up 7% YoY $ in millions 12 F I N A N C I A L R E S U L T S

Asset Management

$ in millions			
		$ O/(U)	
	3Q07	2Q07	3Q06
Revenue	$2,205	$68	$569
Private Bank	686	40	217
Retail	639	37	183
Institutional	603	(14)	139
Private Client Services	277	5	30
Credit Costs	3	14	31
Expense	1,366	11	251
Net Income	$521	$28	$175
Key Statistics ($B)[1]			
Assets under Management	$1,163	$1,109	$935
Assets under Supervision	$1,539	$1,472	$1,265
Average Loans[2]	$30.9	$28.7	$26.8
Average Deposits	$59.9	$56.0	$51.4
Pretax Margin	38%	37%	34%
ROE	52%	53%	39%

[1] Actual numbers for all periods, not over/under

[2] Held-for-investment prime mortgage loans that transferred from AM to Corporate during 3Q07 and 1Q07 totaled $1.2B and $5.3B, respectively. There were no transfers during 2Q07 or the full year 2006

- Record net income of $521mm up 51% YoY
  - Pretax margin of 38%
- Assets under management of $1.2T, up 24% YOY, including growth of 31% in alternative assets
  - Net AUM flows of $33B for 3Q07, and $112B for the past twelve months
- Strong global investment performance
  - 76% of mutual fund AUM ranked in first or second quartiles over past five years; 73% over past three years
- Record revenue of $2.2B up 35% YoY with double-digit growth across all client segments
  - Strong deposit and loan growth
- Expense up 23% YoY driven by higher compensation, primarily performance-based, and investments in all business segments

FINANCIAL RESULTS
JPMorganChase
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Corporate

Total Corporate ($ in millions)		$ O/(U)	
	3Q07	2Q07	3Q06
Private Equity	$409	($293)	$314
Treasury and Other Corporate	142	422	241
Net Income[1]	$513	$131	$482

Private Equity

- Private Equity gains of $766mm in 3Q07
- EOP Private Equity Portfolio of $6.6B
  - Represents 8.8% of common equity less goodwill

Treasury and Other Corporate

- Gain on sale of MasterCard shares of $71mm (after-tax)
- Trading gains of $194mm (after-tax); mostly related to credit hedges

[1] Includes after-tax merger costs of $38mm in 3Q07, $40mm in 2Q07 and $30mm in 3Q06

FINANCIAL RESULTS

JPMorganChase

14

Capital Management / Fortress Balance Sheet $ in billions Stable or improved capital positions with Tier I capital ratio at 8.4% Repurchased 47.0mm shares for $2.1B in 3Q07 Strong liquidity and funding position Met most of funding requirements for next 3 -6 months In a position to support our clients' needs Ability to build businesses (i.e. mortgage) and be opportunistic Reserve coverage ratios remain strong: 1 See note 1 on slide 17 Allowance for loan losses to loans 15 F I N A N C I A L R E S U L T S

3Q07 Summary Assessment Overall Firm - earned $3.4B or $0.97 per share, up 5% from 3Q06 Results demonstrate benefits of diversified business mix Substantially improved operating margins over past several years Strong capital and liquidity levels Investment Bank - earnings of $0.3B and ROE of 6% Even with challenging environment, we would have hoped to have done a bit better Continue to aggressively invest in Investment Bank businesses (e.g. global securitized products and emerging markets) Trimming back in product areas where we expect lower volumes going forward Cautious on trading environment and realization of fee pipeline; substantial market/economic risks still remain RFS - good underlying growth Actively building business Gaining share in mortgage market and well-positioned for further share consolidation Cautious about housing market and effect on home equity portfolio Treasury & Securities Services, Asset Management, Commercial Bank, Card and Private Equity - pleased with very strong results Credit card losses expected to return to normalized levels. Trend toward 4.00% - 4.50% by the end of 2008 Private Equity gains will be lumpy 16 F I N A N C I A L R E S U L T S

This presentation includes non-GAAP financial measures. TCE as used on slides 1 and 2 for purposes of a return on tangible common equity is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 15 (line 4) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. Financial results are presented on a managed basis, as such basis is described in the firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended). All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. Notes on non-GAAP financial measures 17 F I N A N C I A L R E S U L T S

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). Forward-looking statements 18 F I N A N C I A L R E S U L T S